FOR IMMEDIATE RELEASE

DFB HEALTHCARE ACQUISITIONS CORP. ANNOUNCES CLOSING OF BUSINESS COMBINATION WITH ADAPTHEALTH HOLDINGS LLC

AdaptHealth Corp. Set to Trade on NASDAQ Under Ticker Symbol "AHCO"

New York, NY and Plymouth Meeting, PA – November 8, 2019 -- DFB Healthcare Acquisitions Corp. ("DFB") (NASDAQ: DFBH, DFBHU, DFBHW), a special purpose acquisition company sponsored by Deerfield Management ("Deerfield") and Richard Barasch, today announced that it has closed its business combination with AdaptHealth Holdings LLC, the third largest provider of home medical equipment ("HME") in the United States. As previously announced, the transaction was approved at a special meeting of DFB's shareholders held on November 7, 2019.

The combined company, which has been renamed AdaptHealth Corp. ("AdaptHealth"), expects that its Class A Common Stock and public warrants will continue to list on the Nasdaq Capital Market under the new trading symbols "AHCO" and "AHCOW", respectively, starting on or about Monday, November 11, 2019.

AdaptHealth will continue to be led by its seasoned team of industry and financial professionals, including Chief Executive Officer, Luke McGee; President, Josh Parnes; and Chief Financial Officer, Gregg Holst.

"On behalf of the team at DFB and Deerfield, I am thrilled to announce the closing of this transaction," said Richard Barasch, who will serve as Chairman of the Board of AdaptHealth. "Luke and his team have built one of the industry's leading HME providers through a combination of accretive capital deployment, high-touch customer engagement, and a scalable, purpose-built, technology-enabled operating model. We believe AdaptHealth will continue to occupy an increasingly distinct position in the home-based healthcare value chain as the most efficient provider in the space."

"We look forward to this next, exciting phase of our growth as a public company," said Mr. McGee. "We expect to remain an active participant in the consolidation of our industry while providing the highest level of patient care and service, with an over-arching commitment to creating value for all stakeholders."

Headquartered in Plymouth Meeting, Pennsylvania, AdaptHealth has grown to become the third largest provider of HME in the U.S., completing more than 7,000 deliveries per day to more than 1 million patients across 49 states. AdaptHealth offers a full suite of medical products for both rental and sale, with a focus on CPAP sleep equipment and supplies, oxygen equipment, wheelchairs, walkers, and hospital beds. These lines of business comprise a total addressable market for AdaptHealth of $12-$15 billion that is growing due to multiple industry tailwinds, including an aging population, increasing prevalence of chronic conditions, and the continuing migration of healthcare from the institutional setting to the home. AdaptHealth’s industry-leading technology platform provides a distinct competitive advantage and is in stark contrast to the outmoded and inefficient processes currently used by many companies in the HME industry. Purpose-built for the evolving HME landscape, the system is easy-to-use for physicians, provides automated and integrated proprietary workflow technology for patients’ care plans, enhances compliance, promotes efficiencies, and elevates customer service. AdaptHealth has completed 59 acquisitions since 2012 and intends to continue to focus on increasing net revenue and profitability, both organically and via accretive acquisitions. About AdaptHealth Corp. AdaptHealth is a leading provider of home healthcare equipment and related services in the United States. AdaptHealth Holdings focuses primarily on providing sleep therapy equipment, supplies and related services (including CPAP and bi-PAP services) to individuals suffering from OSA; home medical equipment to patients discharged from acute care and other facilities; and oxygen and related chronic therapy services in the home. AdaptHealth also provides hospice-focused HME services, wound therapy and nutritional HME services. AdaptHealth services beneficiaries of Medicare, Medicaid and commercial payors. As of September 30, 2019, AdaptHealth serviced over one million patients annually in 49 states through its network of 189 locations in 35 states. Learn more at www.adapthealth.com. - 2 - AdaptHealth has identified a significant volume of potential acquisition opportunities and based on the current pipeline of acquisitions, believes it can add approximately $100 million of acquired revenue each year.

Forward-Looking Statements This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, and the closing of the proposed transaction. These statements are based on various assumptions and on the current expectations of DFB and AdaptHealth management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DFB and AdaptHealth. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which AdaptHealth may become a party or governmental investigations to which AdaptHealth may become subject that could interrupt or limit AdaptHealth’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in AdaptHealth’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; those factors discussed in the definitive proxy statement filed by DFB under the heading “Risk Factors,” and other documents of DFB filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DFB nor AdaptHealth presently know or that DFB and AdaptHealth currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DFB’s and AdaptHealth’s expectations, plans or forecasts of future events and views as of the date of this press release. DFB and AdaptHealth anticipate that subsequent events and developments will cause DFB’s and AdaptHealth’s assessments to change. However, while DFB and AdaptHealth may elect to update these forward-looking statements at some point in the future, DFB and AdaptHealth specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DFB’s and AdaptHealth’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. - 3 -

CONTACTS: DFB Healthcare Chris Wolfe (212) 769-4546 chris.wolfe@dfbhealthcare.com AdaptHealth Holdings Brittany Lett (909) 915-4983 blett@adapthealth.com Investor Relations The Equity Group Inc. Devin Sullivan Senior Vice President dsullivan@equityny.com (212) 836-9608 Kalle Ahl, CFA Vice President kahl@equityny.com (212) 836-9614 - 4 -